Exhibit 99.1
                                 ------------
                Computational Materials and/or ABS Term Sheets

       [LOGO OMITTED] Countrywide                                                 Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                          Countrywide Asset-Backed Certificates, Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

                                                              Group 2

                                                 ARM and Fixed       $258,570,929

                                                           Detailed Report
Summary of Loans in Statistical Calculation Pool                                               Range
(As of Calculation Date)                                                                       -----

Total Number of Loans                                              1,198
Total Outstanding Balance                                   $258,570,929
Average Loan Balance                                            $215,835              $7,676 to $1,000,000
WA Mortgage Rate                                                  7.516%                4.870% to 15.375%
Net WAC                                                           7.007%                4.361% to 14.866%
ARM Characteristics
        WA Gross Margin                                           6.806%                2.750% to 11.850%
        WA Months to First Roll                                       28                     1 to 59
        WA First Periodic Cap                                     1.748%                1.000% to 3.000%
        WA Subsequent Periodic Cap                                1.414%                1.000% to 2.000%
        WA Lifetime Cap                                          14.331%               10.900% to 22.375%
        WA Lifetime Floor                                         7.461%                4.870% to 15.375%
WA Original Term (months)                                            356                   180 to 360
WA Remaining Term (months)                                           351                   77 to 360
WA LTV                                                            71.73%               15.39% to 100.00%
Percentage of Pool with CLTV > 100%                                0.00%

WA FICO                                                              599

Secured by (% of pool)           1st Liens                       100.00%
                                 2nd Liens                         0.00%
Prepayment Penalty at Loan Orig (% of all loans)                  73.75%



-----------------------------------------------------------------------------------------------------------------------------------
  Top 5 States:        Top 5 Prop:       Doc Types:       Purpose Codes:       Occ Codes:          Grades:          Orig PP Term:
  -------------        -----------       ----------       --------------       ----------          -------          -------------
CA         37.55%    SFR     72.71%   FULL      62.41%   RCO       52.06%    OO      99.33%     A      65.53%       0       26.25%
FL          8.99%    PUD     18.94%   STATED    36.93%   PUR       43.23%    INV      0.37%     A-      6.34%      12        7.20%
MA          4.10%    CND      4.74%   SIMPLE    0.47%    RNC        4.71%    2H       0.31%     B      11.37%      24       29.35%
NY          3.88%    2 FAM    2.50%   ALT       0.18%                                           C      10.74%      36       28.60%
TX          3.86%    CNDP     0.43%                                                             C-      3.97%      60        8.60%
                                                                                                D       2.06%




-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-1

       [LOGO OMITTED] Countrywide                                                 Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                          Countrywide Asset-Backed Certificates, Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

                                                    Group 2

                                        ARM and Fixed       $258,570,929

                                                Detailed Report

--------------------------------------------------------------------------------------------------------------
                                                    Program
--------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF      AVERAGE     GROSS      REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS     TOTAL      BALANCE       WAC      TERM     FICO     LTV
--------------------------------------------------------------------------------------------------------------
30Y LIB6M                     $3,249,435       14      1.26     $232,102     6.934    354.49      549    76.5
2/28 LIB6M                   $56,876,097      351     22.00     $162,040     7.875    346.68      589    73.3
2/28 LIB6M - IO - 24         $28,851,571       75     11.16     $384,688     6.831    359.13      615    79.4
2/28 LIB6M - IO - 60          $2,615,260       10      1.01     $261,526     6.539    357.82      607    79.1
3/27 LIB6M                   $95,848,296      405     37.07     $236,662     7.629    356.82      587    71.0
3/27 LIB6M - IO - 36         $36,638,354      107     14.17     $342,415     7.187    359.04      617    74.1
3/27 LIB6M - IO - 60          $1,291,700        4      0.50     $322,925     6.423    357.56      610    68.0
5/25 LIB6M                      $137,756        1      0.05     $137,756     5.750    359.00      711    70.0
15Yr Fixed                    $3,886,197       47      1.50      $82,685     7.987    172.39      608    51.3
15Yr Fixed - CC               $1,103,428       13      0.43      $84,879     8.617    175.14      601    55.8
30Yr Fixed                   $19,154,723      114      7.41     $168,024     7.421    357.61      629    61.5
30Yr Fixed - CC               $7,563,535       48      2.93     $157,574     8.246    358.94      586    64.3
30Yr Fixed - IO - 60          $1,037,264        5      0.40     $207,453     6.219    357.38      659    59.0
30/15 Fixed Balloon             $317,315        4      0.12      $79,329    11.449    103.32      494    79.3
--------------------------------------------------------------------------------------------------------------
                            $258,570,929    1,198    100.00     $215,835     7.516    351.41      599    71.7
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                 Original Term
--------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF      AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION                      BALANCE    LOANS     TOTAL      BALANCE       WAC      TERM     FICO     LTV
--------------------------------------------------------------------------------------------------------------
ARM 360                     $225,508,467      967     87.21     $233,204     7.486    354.90      596    73.3
Fixed 180                     $5,306,939       64      2.05      $82,921     8.325    168.83      600    53.9
Fixed 360                    $27,755,522      167     10.73     $166,201     7.601    357.96      618    62.2
--------------------------------------------------------------------------------------------------------------
                            $258,570,929    1,198    100.00     $215,835     7.516    351.41      599    71.7
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                           Range of Current Balance
--------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF      AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION                      BALANCE    LOANS     TOTAL      BALANCE       WAC      TERM     FICO     LTV
--------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00              $824,973       42      0.32      $19,642    11.274    241.92      579    59.8
$25,000.01 - $50,000.00       $3,950,799      103      1.53      $38,357    10.645    284.90      593    63.9
$50,000.01 - $75,000.00       $6,621,341      110      2.56      $60,194     9.819    295.66      582    68.6
$75,000.01 - $100,000.00      $5,507,166       62      2.13      $88,825     8.958    318.07      579    63.7
$100,000.01 - $150,000.00    $21,148,087      169      8.18     $125,137     7.945    341.54      597    71.1
$150,000.01 - $200,000.00    $31,968,811      183     12.36     $174,693     7.499    352.07      593    72.5
$200,000.01 - $250,000.00    $27,030,549      121     10.45     $223,393     7.309    357.54      605    69.6
$250,000.01 - $300,000.00    $30,254,052      110     11.70     $275,037     7.203    357.63      604    72.6
$300,000.01 - $350,000.00    $21,500,871       66      8.32     $325,771     7.224    352.47      598    69.2
$350,000.01 - $400,000.00    $30,481,905       81     11.79     $376,320     7.262    356.82      598    71.8
$400,000.01 - $450,000.00    $20,694,771       48      8.00     $431,141     7.274    357.70      594    73.0
$450,000.01 - $500,000.00    $20,845,779       43      8.06     $484,786     7.302    358.93      593    72.5
$500,000.01 - $550,000.00     $9,512,891       18      3.68     $528,494     7.379    359.38      611    81.8




------------------------------------------------------------------------------
Recipients must read the information contained in the attached Do not use or rely on this information if you have not received or statement. reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                         2-2

       [LOGO OMITTED] Countrywide                                                 Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                          Countrywide Asset-Backed Certificates, Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

                                                    Group 2

                                        ARM and Fixed       $258,570,929

                                                Detailed Report

--------------------------------------------------------------------------------------------------------------
                                           Range of Current Balance
--------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF      AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION                      BALANCE    LOANS     TOTAL      BALANCE       WAC      TERM     FICO     LTV
--------------------------------------------------------------------------------------------------------------
$550,000.01 - $600,000.00    $11,495,409       20      4.45     $574,770     7.678    359.10      590    78.2
$600,000.01 - $650,000.00     $4,475,232        7      1.73     $639,319     7.141    352.96      622    71.1
$650,000.01 - $700,000.00     $3,422,500        5      1.32     $684,500     6.952    359.40      661    77.7
$700,000.01 - $750,000.00       $750,000        1      0.29     $750,000     6.500    359.00      586    62.5
$750,000.01 - $800,000.00     $2,342,231        3      0.91     $780,744     6.941    359.00      592    62.0
$800,000.01 - $850,000.00       $839,250        1      0.32     $839,250     7.625    360.00      619    75.0
> $900,000.00                 $4,904,314        5      1.90     $980,863     6.779    358.80      600    66.4
--------------------------------------------------------------------------------------------------------------
                            $258,570,929    1,198    100.00     $215,835     7.516    351.41      599    71.7
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                     State
--------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF      AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION                      BALANCE    LOANS     TOTAL      BALANCE       WAC      TERM     FICO     LTV
--------------------------------------------------------------------------------------------------------------
Alabama                         $522,992        4      0.20     $130,748     8.382    358.41      584    72.3
Alaska                          $170,896        1      0.07     $170,896     8.500    359.00      558    64.5
Arizona                       $9,114,186       49      3.52     $186,004     7.133    353.28      606    74.8
Arkansas                        $205,200        2      0.08     $102,600     7.044    360.00      597    76.2
California                   $97,081,241      284     37.55     $341,835     7.025    357.29      602    71.4
Colorado                      $6,446,755       27      2.49     $238,769     7.055    356.63      624    77.5
Connecticut                   $4,206,073       17      1.63     $247,416     8.010    357.90      580    73.6
Delaware                        $287,420        3      0.11      $95,807    10.969    325.71      610    81.7
District of Columbia            $369,751        1      0.14     $369,751     7.990    359.00      595    67.2
Florida                      $23,240,105      135      8.99     $172,149     7.812    346.72      587    69.3
Georgia                       $3,564,638       16      1.38     $222,790     7.902    352.44      587    77.0
Hawaii                        $4,086,471       11      1.58     $371,497     7.087    357.52      616    62.0
Idaho                         $1,913,449       10      0.74     $191,345     7.209    357.62      588    66.6
Illinois                      $5,511,440       30      2.13     $183,715     7.576    348.64      595    72.0
Indiana                       $1,488,676       18      0.58      $82,704     8.528    334.50      599    75.6
Iowa                            $223,171        3      0.09      $74,390     8.483    309.39      549    63.8
Kansas                          $198,072        2      0.08      $99,036    10.867    359.00      532    77.1
Kentucky                      $1,224,393       11      0.47     $111,308     8.443    347.86      624    79.4
Louisiana                     $1,905,893       16      0.74     $119,118     8.242    339.07      573    70.2
Maine                           $359,580        3      0.14     $119,860     9.989    322.69      537    71.7
Maryland                      $4,059,650       16      1.57     $253,728     7.746    348.19      601    69.4
Massachusetts                $10,593,613       36      4.10     $294,267     7.862    358.55      570    70.8
Michigan                      $4,187,449       28      1.62     $149,552     8.618    349.82      592    78.3
Minnesota                     $1,795,081        7      0.69     $256,440     7.230    356.16      639    81.0
Mississippi                     $449,182        6      0.17      $74,864    10.085    322.16      534    75.9
Missouri                      $2,676,963       29      1.04      $92,309     8.308    344.95      612    75.4
Montana                         $921,505        8      0.36     $115,188     7.936    337.48      584    65.9
Nebraska                         $50,331        1      0.02      $50,331    10.625    359.00      588    95.0
Nevada                        $8,393,451       35      3.25     $239,813     7.127    355.41      612    71.7
New Hampshire                 $1,794,044        8      0.69     $224,255     7.407    358.60      587    78.1



------------------------------------------------------------------------------
Recipients must read the information contained in the attached Do not use or rely on this information if you have not received or statement. reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                         2-3

       [LOGO OMITTED] Countrywide                                                 Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                          Countrywide Asset-Backed Certificates, Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

                                                    Group 2

                                        ARM and Fixed       $258,570,929

                                                Detailed Report

--------------------------------------------------------------------------------------------------------------
                                                    State
--------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF      AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION                      BALANCE    LOANS     TOTAL      BALANCE       WAC      TERM     FICO     LTV
--------------------------------------------------------------------------------------------------------------
New Jersey                    $9,861,197       28      3.81     $352,186     8.008    348.98      592    74.3
New Mexico                    $1,606,120        9      0.62     $178,458     8.620    348.53      546    69.7
New York                     $10,044,509       37      3.88     $271,473     7.403    345.82      612    62.2
North Carolina                $1,335,809       15      0.52      $89,054     9.686    317.18      578    61.6
North Dakota                     $98,306        2      0.04      $49,153     8.678    328.06      630    87.7
Ohio                          $2,070,964       26      0.80      $79,652     8.206    328.07      588    74.3
Oklahoma                        $524,424        7      0.20      $74,918     8.784    320.58      608    77.6
Oregon                        $1,419,073       10      0.55     $141,907     6.781    354.54      615    74.8
Pennsylvania                  $3,568,863       26      1.38     $137,264     7.984    340.42      591    69.3
Rhode Island                  $1,273,675        5      0.49     $254,735     7.366    357.85      555    58.9
South Carolina                  $569,723        6      0.22      $94,954     7.606    327.75      645    60.1
South Dakota                    $110,325        1      0.04     $110,325     7.950    359.00      631    80.0
Tennessee                     $3,307,932       30      1.28     $110,264     8.637    323.93      591    77.5
Texas                         $9,991,534       90      3.86     $111,017     8.241    333.28      613    74.3
Utah                          $2,523,762       14      0.98     $180,269     7.841    351.79      614    77.4
Vermont                         $223,000        1      0.09     $223,000     7.750    360.00      609    56.0
Virginia                      $8,123,388       36      3.14     $225,650     8.033    347.88      589    76.5
Washington                    $3,371,683       24      1.30     $140,487     7.661    342.95      598    70.7
West Virginia                   $225,059        3      0.09      $75,020     9.925    359.47      543    64.5
Wisconsin                     $1,061,018        9      0.41     $117,891     8.242    350.92      613    75.2
Wyoming                         $218,895        2      0.08     $109,447     8.635    341.66      653    77.2
--------------------------------------------------------------------------------------------------------------
                            $258,570,929    1,198    100.00     $215,835     7.516    351.41      599    71.7
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             Loan-to-Value Ratios
--------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF      AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION                      BALANCE    LOANS     TOTAL      BALANCE       WAC      TERM     FICO     LTV
--------------------------------------------------------------------------------------------------------------
<= 50.00                     $20,677,501      134      8.00     $154,310     7.404    336.18      590    40.8
50.01 - 55.00                $11,994,631       56      4.64     $214,190     7.386    343.07      575    52.6
55.01 - 60.00                $17,652,080       88      6.83     $200,592     7.503    348.08      579    58.1
60.01 - 65.00                $20,907,598       94      8.09     $222,421     7.316    353.77      576    63.1
65.01 - 70.00                $23,521,090      132      9.10     $178,190     7.878    349.20      570    68.4
70.01 - 75.00                $32,837,834      136     12.70     $241,455     7.714    350.65      580    73.7
75.01 - 80.00               $106,124,671      447     41.04     $237,415     7.229    357.08      624    79.8
80.01 - 85.00                 $8,400,199       50      3.25     $168,004     8.704    332.82      594    84.3
85.01 - 90.00                 $9,256,774       35      3.58     $264,479     8.339    351.59      575    89.6
90.01 - 95.00                 $4,458,244       15      1.72     $297,216     8.729    359.15      588    95.0
95.01 - 100.00                $2,740,306       11      1.06     $249,119     7.767    358.62      642    99.8
--------------------------------------------------------------------------------------------------------------
                            $258,570,929    1,198    100.00     $215,835     7.516    351.41      599    71.7
--------------------------------------------------------------------------------------------------------------








------------------------------------------------------------------------------
Recipients must read the information contained in the attached Do not use or rely on this information if you have not received or statement. reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-4

       [LOGO OMITTED] Countrywide                                                 Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                          Countrywide Asset-Backed Certificates, Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

                                                    Group 2

                                        ARM and Fixed       $258,570,929

                                                Detailed Report

--------------------------------------------------------------------------------------------------------------
                                         Range of Current Gross Coupon
--------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF      AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION                      BALANCE    LOANS     TOTAL      BALANCE       WAC      TERM     FICO     LTV
--------------------------------------------------------------------------------------------------------------
4.501 - 5.000                   $918,972        3      0.36     $306,324     4.925    359.69      660    80.0
5.001 - 5.500                 $2,746,765       10      1.06     $274,677     5.425    357.81      654    72.3
5.501 - 6.000                $16,829,713       59      6.51     $285,249     5.851    354.28      639    72.1
6.001 - 6.500                $44,625,040      157     17.26     $284,236     6.356    356.93      617    71.5
6.501 - 7.000                $49,436,422      184     19.12     $268,676     6.829    356.13      609    69.1
7.001 - 7.500                $39,064,900      139     15.11     $281,042     7.300    357.74      597    72.8
7.501 - 8.000                $41,133,685      155     15.91     $265,379     7.774    354.60      594    70.8
8.001 - 8.500                $15,760,953       81      6.10     $194,580     8.323    347.09      578    69.8
8.501 - 9.000                $16,807,945       87      6.50     $193,195     8.794    350.97      558    73.8
9.001 - 9.500                 $9,170,579       64      3.55     $143,290     9.319    339.25      580    75.3
9.501 - 10.000               $10,021,682       79      3.88     $126,857     9.783    338.02      560    77.5
10.001 - 10.500               $3,203,081       41      1.24      $78,124    10.316    309.23      570    73.9
10.501 - 11.000               $2,736,881       39      1.06      $70,176    10.821    289.68      541    77.1
11.001 - 11.500               $1,727,172       23      0.67      $75,094    11.259    317.57      603    74.3
11.501 - 12.000               $1,985,228       25      0.77      $79,409    11.733    315.13      547    76.4
12.001 - 12.500               $1,024,354       16      0.40      $64,022    12.319    286.95      608    70.1
12.501 - 13.000                 $273,640        6      0.11      $45,607    12.671    301.27      530    63.2
13.001 - 13.500                 $553,790       12      0.21      $46,149    13.269    271.85      545    68.2
13.501 - 14.000                 $127,079        6      0.05      $21,180    13.801    208.14      548    59.8
> 14.000                        $423,049       12      0.16      $35,254    14.637    272.01      566    62.4
--------------------------------------------------------------------------------------------------------------
                            $258,570,929    1,198    100.00     $215,835     7.516    351.41      599    71.7
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                 Property Type
--------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF      AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION                      BALANCE    LOANS     TOTAL      BALANCE       WAC      TERM     FICO     LTV
--------------------------------------------------------------------------------------------------------------
SFR                         $188,008,260      904     72.71     $207,974     7.577    350.29      596    71.0
PUD                          $48,968,903      190     18.94     $257,731     7.296    355.89      602    74.3
CND                          $12,265,348       61      4.74     $201,071     7.321    357.80      620    75.4
2 FAM                         $6,455,794       24      2.50     $268,991     7.670    343.09      595    68.1
CNDP                          $1,115,058        7      0.43     $159,294     7.103    353.99      683    77.6
4 FAM                           $795,589        2      0.31     $397,794     7.734    359.28      598    80.0
MNF                             $497,168        6      0.19      $82,861     9.264    324.68      600    64.4
3 FAM                           $464,810        4      0.18     $116,203     7.600    290.68      717    38.5
--------------------------------------------------------------------------------------------------------------
                            $258,570,929    1,198    100.00     $215,835     7.516    351.41      599    71.7
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                    Purpose
--------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF      AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION                      BALANCE    LOANS     TOTAL      BALANCE       WAC      TERM     FICO     LTV
--------------------------------------------------------------------------------------------------------------
RCO                         $134,613,626      637     52.06     $211,324     7.614    347.78      578    65.6
PUR                         $111,788,319      479     43.23     $233,379     7.356    357.04      623    79.4





------------------------------------------------------------------------------
Recipients must read the information contained in the attached Do not use or rely on this information if you have not received or statement. reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-5

       [LOGO OMITTED] Countrywide                                                 Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                          Countrywide Asset-Backed Certificates, Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

                                                    Group 2

                                        ARM and Fixed       $258,570,929

                                                Detailed Report

--------------------------------------------------------------------------------------------------------------
                                                    Purpose
--------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF      AVERAGE   GROSS       REMG.             ORIG
DESCRIPTION                      BALANCE    LOANS     TOTAL      BALANCE     WAC        TERM     FICO     LTV
--------------------------------------------------------------------------------------------------------------
RNC                          $12,168,983       82      4.71     $148,402     7.896    339.94      600    68.7
--------------------------------------------------------------------------------------------------------------
                            $258,570,929    1,198    100.00     $215,835     7.516    351.41      599    71.7
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                   Occupancy
--------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF      AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION                      BALANCE    LOANS     TOTAL      BALANCE       WAC      TERM     FICO     LTV
--------------------------------------------------------------------------------------------------------------
OO                          $256,825,614    1,187     99.33     $216,365     7.513    351.37      598    71.8
INV                             $953,532        8      0.37     $119,191     8.389    356.01      602    56.2
2H                              $791,782        3      0.31     $263,927     7.354    357.73      627    62.0
--------------------------------------------------------------------------------------------------------------
                            $258,570,929    1,198    100.00     $215,835     7.516    351.41      599    71.7
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                Range of Months Remaining to Scheduled Maturity
--------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF      AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION                      BALANCE    LOANS     TOTAL      BALANCE       WAC      TERM     FICO     LTV
--------------------------------------------------------------------------------------------------------------
1 - 120                         $543,401       13      0.21      $41,800    10.443     93.65      548    78.0
121 - 180                     $4,709,803       51      1.82      $92,349     8.073    175.93      605    50.7
181 - 300                    $13,632,861      218      5.27      $62,536    10.427    295.52      579    73.6
301 - 360                   $239,684,863      916     92.70     $261,665     7.333    358.62      600    72.0
--------------------------------------------------------------------------------------------------------------
                            $258,570,929    1,198    100.00     $215,835     7.516    351.41      599    71.7
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                      Collateral Grouped by Document Type
--------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF      AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION                      BALANCE    LOANS     TOTAL      BALANCE       WAC      TERM     FICO     LTV
--------------------------------------------------------------------------------------------------------------
FULL                        $161,371,835      798     62.41     $202,220     7.476    350.63      591    72.9
STATED INCOME                $95,498,786      391     36.93     $244,242     7.566    353.82      611    69.8
SIMPLE                        $1,224,181        7      0.47     $174,883     9.273    265.92      595    71.5
ALT                             $476,127        2      0.18     $238,063     6.618    352.40      650    72.4
--------------------------------------------------------------------------------------------------------------
                            $258,570,929    1,198    100.00     $215,835     7.516    351.41      599    71.7
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by FICO
--------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF      AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION                      BALANCE    LOANS     TOTAL      BALANCE       WAC      TERM     FICO     LTV
--------------------------------------------------------------------------------------------------------------
801 - 820                       $387,744        2      0.15     $193,872     5.923    352.11      811    78.2
781 - 800                       $537,539        2      0.21     $268,769     6.773    359.00      789    65.6
761 - 780                     $2,346,196        7      0.91     $335,171     6.833    359.79      769    79.7
741 - 760                       $833,985        9      0.32      $92,665     8.157    264.09      750    63.4



------------------------------------------------------------------------------
Recipients must read the information contained in the attached Do not use or rely on this information if you have not received or statement. reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-6

       [LOGO OMITTED] Countrywide                                                 Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                          Countrywide Asset-Backed Certificates, Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

                                                    Group 2

                                        ARM and Fixed       $258,570,929

                                                Detailed Report

--------------------------------------------------------------------------------------------------------------
                                                         Collateral Grouped by FICO
--------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF      AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION                      BALANCE    LOANS     TOTAL      BALANCE       WAC      TERM     FICO     LTV
--------------------------------------------------------------------------------------------------------------
721 - 740                     $2,897,224       17      1.12     $170,425     6.686    348.28      729    75.7
701 - 720                     $4,226,810       24      1.63     $176,117     6.871    351.71      708    77.4
681 - 700                    $10,179,714       44      3.94     $231,357     6.755    352.28      690    77.0
661 - 680                    $14,581,950       67      5.64     $217,641     7.134    350.52      670    79.8
641 - 660                    $16,419,491       87      6.35     $188,730     7.347    347.84      649    75.0
621 - 640                    $33,396,029      133     12.92     $251,098     6.966    356.23      632    72.8
601 - 620                    $36,611,447      156     14.16     $234,689     7.352    352.11      611    71.3
581 - 600                    $41,719,192      168     16.13     $248,329     7.408    354.94      591    72.2
561 - 580                    $24,639,982      105      9.53     $234,666     7.614    352.82      570    69.1
541 - 560                    $21,953,229      117      8.49     $187,634     7.872    351.00      550    67.9
521 - 540                    $24,266,658      117      9.38     $207,407     8.211    351.46      529    68.6
501 - 520                    $20,749,440      108      8.02     $192,124     8.355    346.83      510    67.7
<= 500                        $2,824,299       35      1.09      $80,694    10.220    299.66      485    72.2
--------------------------------------------------------------------------------------------------------------
                            $258,570,929    1,198    100.00     $215,835     7.516    351.41      599    71.7
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                     Grade
--------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF      AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION                      BALANCE    LOANS     TOTAL      BALANCE       WAC      TERM     FICO     LTV
--------------------------------------------------------------------------------------------------------------
A                           $169,440,751      704     65.53     $240,683     7.238    354.26      613    73.2
A-                           $16,385,377       88      6.34     $186,197     7.685    344.96      584    70.8
B                            $29,399,461      159     11.37     $184,902     8.041    343.80      570    68.2
C                            $27,769,653      150     10.74     $185,131     8.042    346.55      571    67.0
C-                           $10,252,514       60      3.97     $170,875     8.225    351.52      559    74.8
D                             $5,323,173       37      2.06     $143,870     8.823    347.72      546    64.6
--------------------------------------------------------------------------------------------------------------
                            $258,570,929    1,198    100.00     $215,835     7.516    351.41      599    71.7
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                Collateral Grouped by Prepayment Penalty Months
--------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF      AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION                      BALANCE    LOANS     TOTAL      BALANCE       WAC      TERM     FICO     LTV
--------------------------------------------------------------------------------------------------------------
0                            $67,872,429      309     26.25     $219,652     8.119    350.08      598    71.0
12                           $18,618,921       57      7.20     $326,648     7.546    355.10      603    68.8
24                           $75,894,047      313     29.35     $242,473     7.229    355.09      597    76.3
36                           $73,954,746      330     28.60     $224,105     7.128    354.49      597    71.6
60                           $22,230,785      189      8.60     $117,623     7.920    329.61      603    61.4
--------------------------------------------------------------------------------------------------------------
                            $258,570,929    1,198    100.00     $215,835     7.516    351.41      599    71.7
--------------------------------------------------------------------------------------------------------------









------------------------------------------------------------------------------
Recipients must read the information contained in the attached Do not use or rely on this information if you have not received or statement. reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-7

       [LOGO OMITTED] Countrywide                                                 Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                          Countrywide Asset-Backed Certificates, Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

                                                    Group 2

                                        ARM and Fixed       $258,570,929

                                                Detailed Report

--------------------------------------------------------------------------------------------------------------
                          Range of Months to Roll           (Excludes   231   Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------
                     WA          CURRENT     # OF      % OF      AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION         MTR          BALANCE    LOANS     TOTAL      BALANCE       WAC      TERM     FICO     LTV
--------------------------------------------------------------------------------------------------------------
0 - 6                 4      $17,960,514      231      7.96      $77,751     9.740    308.40      575    73.8
13 - 18              17       $2,096,499       12      0.93     $174,708     6.367    353.42      612    70.4
19 - 24              23      $74,929,078      260     33.23     $288,189     7.083    358.94      601    76.0
25 - 31              29       $2,040,281       10      0.90     $204,028     6.693    353.37      611    74.9
32 - 37              35     $128,344,340      453     56.91     $283,321     7.439    359.10      595    71.7
>= 38                59         $137,756        1      0.06     $137,756     5.750    359.00      711    70.0
--------------------------------------------------------------------------------------------------------------
                            $225,508,467      967    100.00     $233,204     7.486    354.90      596    73.3
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                              Range of Margin               (Excludes  231  Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF      AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION                      BALANCE    LOANS     TOTAL      BALANCE       WAC      TERM     FICO     LTV
--------------------------------------------------------------------------------------------------------------
2.001 - 3.000                    $43,131        1      0.02      $43,131    11.125    295.00      683    70.0
3.001 - 4.000                 $1,223,316        6      0.54     $203,886     6.176    355.88      555    63.9
4.001 - 5.000                 $6,433,267       28      2.85     $229,760     6.518    357.07      582    65.9
5.001 - 6.000                $53,950,454      220     23.92     $245,229     7.096    353.85      605    72.7
6.001 - 7.000                $76,416,343      351     33.89     $217,710     7.114    354.44      611    73.4
7.001 - 8.000                $60,030,522      244     26.62     $246,027     7.863    355.76      588    74.3
8.001 - 9.000                $20,590,396       80      9.13     $257,380     8.425    356.52      566    72.5
9.001 - 10.000                $5,846,109       31      2.59     $188,584     9.693    353.87      542    82.3
10.001 - 11.000                 $819,707        4      0.36     $204,927     9.403    357.20      535    64.8
11.001 - 12.000                 $155,223        2      0.07      $77,611    12.444    347.10      577    86.6
--------------------------------------------------------------------------------------------------------------
6.806                       $225,508,467      967    100.00     $233,204     7.486    354.90      596    73.3
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                          Range of Maximum Rates            (Excludes  231  Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF      AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION                      BALANCE    LOANS     TOTAL      BALANCE       WAC      TERM     FICO     LTV
--------------------------------------------------------------------------------------------------------------
10.501 - 11.000                 $189,650        1      0.08     $189,650     5.900    359.00      639    80.0
11.001 - 11.500                 $822,380        3      0.36     $274,127     5.497    354.39      647    79.1
11.501 - 12.000               $3,584,718       16      1.59     $224,045     5.649    356.35      634    69.9
12.001 - 12.500               $6,928,614       31      3.07     $223,504     6.081    358.13      632    72.5
12.501 - 13.000              $17,810,596       64      7.90     $278,291     6.246    358.01      617    73.6
13.001 - 13.500              $38,625,457      130     17.13     $297,119     6.452    358.76      609    71.4
13.501 - 14.000              $41,586,899      145     18.44     $286,806     6.916    359.03      603    70.9
14.001 - 14.500              $35,703,233      120     15.83     $297,527     7.343    358.01      596    74.6
14.501 - 15.000              $31,901,535      105     14.15     $303,824     7.852    357.44      591    74.5
15.001 - 15.500              $11,089,645       53      4.92     $209,239     8.508    353.84      574    73.3
15.501 - 16.000              $13,643,962       69      6.05     $197,739     9.019    349.29      554    75.9
16.001 - 16.500               $7,075,602       46      3.14     $153,817     9.341    346.10      579    76.9
16.501 - 17.000               $8,072,926       60      3.58     $134,549     9.868    339.51      559    78.0




------------------------------------------------------------------------------
Recipients must read the information contained in the attached Do not use or rely on this information if you have not received or statement. reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-8

       [LOGO OMITTED] Countrywide                                                 Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                          Countrywide Asset-Backed Certificates, Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

                                                    Group 2

                                        ARM and Fixed       $258,570,929

                                                Detailed Report

--------------------------------------------------------------------------------------------------------------
                                          Range of Maximum Rates    (Excludes  231  Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF      AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION                      BALANCE    LOANS     TOTAL      BALANCE       WAC      TERM     FICO     LTV
--------------------------------------------------------------------------------------------------------------
17.001 - 17.500               $2,322,052       30      1.03      $77,402    10.388    322.26      558    72.9
17.501 - 18.000               $2,123,447       28      0.94      $75,837    10.973    311.05      550    76.5
18.001 - 18.500               $1,206,208       17      0.53      $70,953    11.273    329.42      600    75.1
18.501 - 19.000               $1,145,950       16      0.51      $71,622    11.753    330.63      561    73.9
19.001 - 19.500                 $770,826       12      0.34      $64,236    12.324    298.79      603    70.6
> 19.500                        $904,768       21      0.40      $43,084    13.618    299.25      558    65.9
--------------------------------------------------------------------------------------------------------------
 14.331                     $225,508,467      967    100.00     $233,204     7.486    354.90      596    73.3
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                           Initial Periodic Rate Cap    (Excludes  231  Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF      AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION                      BALANCE    LOANS     TOTAL      BALANCE       WAC      TERM     FICO     LTV
--------------------------------------------------------------------------------------------------------------
1.000                         $3,630,830       16       1.6     $226,927     7.086    354.96      554    76.1
1.500                       $183,026,072      756     81.16     $242,098     7.511    355.44      598    74.0
2.000                           $505,787        3      0.22     $168,596     7.933    351.39      568    75.4
3.000                        $38,345,778      192     17.00     $199,718     7.400    352.37      589    69.9
--------------------------------------------------------------------------------------------------------------
                            $225,508,467      967    100.00     $233,204     7.486    354.90      596    73.3
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                         Subsequent Periodic Rate Cap     (Excludes 231 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF      AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION                      BALANCE    LOANS     TOTAL      BALANCE       WAC      TERM     FICO     LTV
--------------------------------------------------------------------------------------------------------------
1.000                        $39,057,515      197     17.32     $198,261     7.385    352.45      588    70.9
1.500                       $186,344,017      769     82.63     $242,320     7.507    355.41      598    73.8
2.000                           $106,935        1      0.05     $106,935     8.500    359.00      503    54.9
--------------------------------------------------------------------------------------------------------------
                            $225,508,467      967    100.00     $233,204     7.486    354.90      596    73.3
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                         Range of Lifetime Rate Floor     (Excludes 231 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF      AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION                      BALANCE    LOANS     TOTAL      BALANCE       WAC      TERM     FICO     LTV
--------------------------------------------------------------------------------------------------------------
4.001 - 5.000                 $1,108,622        4      0.49     $277,156     5.092    359.57      656    80.0
5.001 - 6.000                $17,336,775       62      7.69     $279,625     5.834    357.90      631    73.5
6.001 - 7.000                $83,967,836      295     37.23     $284,637     6.604    358.90      609    71.9
7.001 - 8.000                $70,616,151      237     31.31     $297,958     7.539    357.81      595    73.6
8.001 - 9.000                $26,649,292      124     11.82     $214,914     8.658    353.35      562    73.7
9.001 - 10.000               $16,328,546      110      7.24     $148,441     9.628    342.92      569    78.0
> 10.000                      $9,501,245      135      4.21      $70,380    11.214    316.86      563    73.3
--------------------------------------------------------------------------------------------------------------
                            $225,508,467      967    100.00     $233,204     7.486    354.90      596    73.3
--------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     2-9

       [LOGO OMITTED] Countrywide                                                 Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                          Countrywide Asset-Backed Certificates, Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

                                                    Group 2

                                        ARM and Fixed       $258,570,929

                                                Detailed Report

--------------------------------------------------------------------------------------------------------------
                                         Next Interest Adjustment Date   (Excludes 231 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF      AVERAGE     GROSS     REMG.             ORIG
DESCRIPTION                      BALANCE    LOANS     TOTAL      BALANCE       WAC      TERM     FICO     LTV
--------------------------------------------------------------------------------------------------------------
07/05                         $2,546,321       30      1.13      $84,877     9.690    297.90   5   62    70.7
08/05                         $1,561,631       16      0.69      $97,602     9.724    303.87      612    75.7
09/05                         $1,976,072       25      0.88      $79,043    10.276    295.35      587    75.1
10/05                         $4,469,439       64      1.98      $69,835    10.123    304.58      580    74.5
11/05                         $3,757,734       54      1.67      $69,588     9.837    312.65      573    73.8
12/05                         $3,649,318       42      1.62      $86,889     8.925    325.04      559    73.7
10/06                           $236,642        2      0.10     $118,321     6.174    352.00      565    71.2
11/06                           $737,149        4      0.33     $184,287     7.038    353.00      609    63.0
12/06                         $1,122,708        6      0.50     $187,118     5.967    354.00      623    75.1
01/07                           $345,130        2      0.15     $172,565     7.667    355.00      504    51.8
02/07                         $1,565,782        7      0.69     $223,683     7.529    356.00      556    62.2
03/07                         $2,170,498       13      0.96     $166,961     7.245    357.00      585    70.6
04/07                        $13,775,755       51      6.11     $270,113     7.091    358.03      589    72.4
05/07                        $37,774,067      119     16.75     $317,429     7.010    359.00      604    77.2
06/07                        $19,297,845       68      8.56     $283,792     7.154    360.00      611    78.2
09/07                           $169,791        1      0.08     $169,791     6.300    351.00      717    78.9
10/07                           $537,252        3      0.24     $179,084     7.219    352.00      567    77.2
11/07                           $443,488        2      0.20     $221,744     7.187    353.00      614    59.7
12/07                           $147,096        1      0.07     $147,096     5.950    354.00      606    80.0
01/08                           $742,654        3      0.33     $247,551     6.256    355.00      617    80.4
02/08                           $693,098        3      0.31     $231,033     8.187    356.00      544    64.3
03/08                         $1,550,415        5      0.69     $310,083     7.320    357.00      593    69.6
04/08                        $19,427,942       69      8.62     $281,564     7.425    358.05      599    68.9
05/08                        $70,788,619      241     31.39     $293,729     7.505    359.00      590    71.8
06/08                        $35,884,266      135     15.91     $265,809     7.308    360.00      605    73.4
05/10                           $137,756        1      0.06     $137,756     5.750    359.00      711    70.0
--------------------------------------------------------------------------------------------------------------
                            $225,508,467      967    100.00     $233,204     7.486    354.90      596    73.3
--------------------------------------------------------------------------------------------------------------

























------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     2-10